SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 23, 2000
Date of Report (Date of earliest event reported):

INSpire Insurance Solutions, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation or	0-23005 (Commission file number)	75-2595937 (IRS employer identification no.)

300 Burnett Street
Fort Worth, Texas 76102-2799
(Address and zip code of principal executive offices)

(817) 348-3900
Registrant's telephone number, including area code:

N/A
(Former Name or Former Address, if changed Since Last Report)

Item 5.          Other Events

          On March 23, 2000, INSpire Insurance Solutions, Inc., a Texas corporation (the "Company"), adopted the Second Amendment (the "Amendment") to the Amended and Restated Bylaws of the Company. A copy of the Amendment is attached hereto as Exhibit 3.3 and is hereby incorporated by this reference.

Item 7.          Financial Statements, Pro Forma Financial Information and Exhibits

                    (c)          Exhibits

                              The following Exhibits are filed herewith:

3.1	Amended and Restated Bylaws of the Company (Incorporated by reference to Exhibit 3.2 of the Company's Registration Statement on Form S-1, Registration No. 333-31173).
3.2	Form of First Amendment to the Amended and Restated Bylaws of the Company (Incorporated by reference to Exhibit 3.3 of the Company's Quarterly Report on Form 10-Q, filed on May 14, 1998).
3.3	Form of Second Amendment to the Amended and Restated Bylaws of the Company.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSPIRE INSURANCE SOLUTIONS

By:	/S/ F. GEORGE DUNHAM, III F. George Dunham, III Chief Executive Officer, Chairman and Director

Date:    March 27, 2000

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws of the Company (Incorporated by reference to Exhibit 3.2 of the Company's Registration Statement on Form S-1, Registration No. 333-31173).
3.2	Form of First Amendment to the Amended and Restated Bylaws of the Company (Incorporated by reference to Exhibit 3.3 of the Company's Quarterly Report on Form 10-Q, filed on May 14, 1998).
3.3*	Form of Second Amendment to the Amended and Restated Bylaws of the Company.

* Filed herewith.